File Number: 33-84546
                                                Filed Pursuant to Rule 497(e) of
                                                      the Securities Act of 1933



                                                                October 24, 2007

            Supplement to the May 1, 2007 Class I and Class II Shares
              Prospectuses for Pioneer Growth Shares VCT Portfolio

Effective November 9, 2007, Pioneer Growth Shares VCT Portfolio (the "Portfolio") will change certain of its investment strategies and be renamed Pioneer Independence VCT Portfolio. The Portfolio's investment objective of appreciation of capital will not change.

The following replaces the corresponding information presented in the section entitled "Basic information about the portfolio" of the prospectus:

Principal investment strategies

The portfolio invests at least 80% of its assets in equity securities. For purposes of the portfolio's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as exchange-traded funds (ETFs) that invest primarily in equity securities, depositary receipts, warrants, rights, equity interests in real estate investment trusts (REITs) and preferred stocks.

The portfolio may invest up to 25% of its total assets in equity and debt securities of non-U.S. corporate issuers and debt securities of non-U.S. government issuers, including up to 10% of its assets in the securities of emerging markets issuers. The portfolio invests in non-U.S. securities to diversify its portfolio when they offer similar or greater potential for capital appreciation compared to U.S. securities.

Pioneer Investment Management, Inc., the portfolio's investment adviser, seeks securities selling at reasonable prices or substantial discounts to their underlying values and then holds these securities until the market values reflect their intrinsic values. Pioneer evaluates a security's potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for earnings and revenue growth. In making that assessment, Pioneer employs due diligence and fundamental research, an evaluation of the issuer based on its financial statements and operations. Pioneer relies on the knowledge, experience and judgment of its staff and the staff of its affiliates who have access to a wide variety of research. Pioneer focuses on the quality and price of individual issuers, not on economic sector or market-timing strategies. Factors Pioneer looks for in selecting investments include:

|X| Estimated private market value in excess of current stock price. Private market value is the price an independent investor would pay to own the entire company
|X| Above average potential for earnings and revenue growth |X| Management with demonstrated ability and commitment to the company |X| Low market valuations relative to earnings forecast, book value, cash flow and sales

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The following replaces the first paragraph under "Debt securities" in the section entitled "Basic information about the portfolio - Non-principal investment strategies and related risks" of the prospectus:

Debt securities
The portfolio may invest up to 20% of its total assets in debt securities of corporate and government issuers. Generally the portfolio acquires debt securities that are investment grade, but the portfolio may invest up to 5% of its net assets in below investment grade debt securities, including below investment grade convertible debt securities. The portfolio invests in debt securities when Pioneer believes they are consistent with the portfolio's investment objective of appreciation of capital, to diversify the portfolio or for greater liquidity.

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The following replaces the corresponding information presented in the section entitled "Basic information about the portfolio - Management" of the prospectus:

Management

Portfolio management

Day-to-day management of the portfolio is the responsibility of Andrew Acheson. Mr. Acheson is assisted by a team of analysts that meets to discuss holdings, prospective investments and portfolio composition. Members of this team manage other Pioneer funds investing primarily in U.S. equity securities. The portfolio manager and the team also may draw upon the research and investment management expertise of Pioneer's affiliate, Pioneer Investment Management Limited (PIML). Mr. Acheson, a vice president of Pioneer, joined Pioneer as a portfolio manager in May 2001 and has been an investment professional since 1994.

The portfolio's statement of additional information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of shares of the portfolio.






                                                                   21374-00-1007
                                         (C)2007 Pioneer Funds Distributor, Inc.
                                            Underwriter of Pioneer mutual funds,
                                                                     Member SIPC